Long term debt, net of unamortized debt discount and debt issuance costs	9 Months Ended
Sep. 30, 2021
Long term debt, net of unamortized debt discount and debt issuance costs
Long term debt, net of unamortized debt discount and debt issuance costs

10. Long-term debt, net of unamortized debt discount and debt issuance costs

In April 2021, the Company entered into a loan note instrument agreement in which it issued fixed rate secured loan notes in a principal amount of $21.5 million that bears interest at a fixed per annum rate of 9.2% until its maturity date in April 2024. Pursuant to the agreement, the Company has the option to issue further notes in a principal amount of up to $21.5 million. In April 2021, the Company used $10.8 million of the proceeds to repay its outstanding debt balance and fees owed to General Motors (“GM”) under the credit facility (see Note 13).

The maturity date is three years after the issuance date. The maturity may be extended for a one-year period if the Company and the noteholders holding at least 66.66% of the loan notes outstanding deliver written notice to noteholders for extension. The principal on the loan notes will be paid at maturity, or upon an early redemption. The first interest payment of $2.0 million was due no later than six business days after the issue date for the period commencing on the issue date up to but excluding the first anniversary of the issue date. The first-year prepaid interest payment was treated as a discount to the debt. Thereafter, interest payments are due monthly until the loan notes are repaid.

Pursuant to an amendment and consent agreement dated July 23, 2021, the Company has the option to issue further notes in a principal amount of up to $21.5 million with the consent of the majority noteholders.

On July 26, 2021, the Company issued an additional $10.0 million of fixed rate secured loan notes that bears interest at a fixed per annum rate of 9.2% until their maturity date on April 21, 2024. This was treated as a modification to the long-term debt. The principal on the loan notes will be paid at maturity, or upon an early redemption. The first-year prepaid interest payment was treated as a discount to the debt. Thereafter, interest payments are due monthly until the loan notes are repaid. The first interest payment of $1.0 million was due no later than six business days after the issue date for the period commencing on the issue date up to but excluding the first anniversary of the issue date.

As of September 30, 2021, the carrying value of the loan notes consisted of $31.5 million principal outstanding, less the unamortized debt discount of approximately $4.5 million and the unamortized debt issuance costs of approximately $0.7 million. The debt discount and the debt issuance costs are being accreted to interest expense through the remaining term of the modified debt agreement using the interest method. Interest expense relating to the term loan for the three and nine months ended September 30, 2021 was $0.8 million and $1.3 million, respectively. Interest expense is calculated using the effective interest method and is inclusive of non-cash amortization of capitalized loan costs. At September 30, 2021, the effective interest rate was 14.65%.

The Company’s scheduled future principal payments for the loan notes are as follows (in thousands):

Year Ended December 31,
2024	$31,500
Less: unamortized discount and issuance costs	(5,187)
Carrying value of long-term debt	$26,313